------------------- Jeffrey C. Fogg JEFFREY FOGG Digitally signed by JEFFREY FOGG Date: 2024.11.05 15:49:07 -07'00'

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 of 5

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00013	See Block 16C	25NE000017	

6. ISSUED BY CODE 892432	7. ADMINISTERED BY (If other than Item 6) CODE 00701
U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415	U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	
AMERICAN CENTRIFUGE OPERATING, LLC Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. 89243223CNE000030
CODE L8VHV5CNBV97 FACILITY CODE		10B. DATED (SEE ITEM 13) 11/30/2022

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule   Net Increase: $24,105,027.09

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds; 52.216-25, Contract Definitization, and 52.216-24: Limitation of Govnt

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

UEI: L8VHV5CNBV97

The purpose of this Undefinitized Modification to the Contract is to:

Extend the Phase 2 Period of Performance end date from November 6, 2024 to June 30, 2025.
See Attachment Continuation Pages for a complete breakdown.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Charles Kerner Director, Procurement & Contracts		~~Andrew J. Ford~~ Jeffrey C. Fogg	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
CHARLES KERNER (Affiliate) Digitally signed by CHARLES KERNER (Affiliate) Date: 2024.11.05 17:31:37 -05'00' (Signature of person authorized to sign)		JEFFREY FOGG Digitally signed by JEFFREY FOGG Date: 2024.11.05 15:49:07 -07'00' (Signature of Contracting Officer)	11/05/2024

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Payment: OR for Idaho https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Period of Performance: 12/01/2022 to 06/30/2025 Change Item 00002 to read as follows(amount shown is the total amount):				
00002	Ongoing Cascade Operation and Production of 900 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $114,561,618.00 Incrementally Funded Amount: $106,806,589.22 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Continued ...				114,561,618.00

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $23,574,188.30 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $81,554.79 Change Item 00006 to read as follows(amount shown is the total amount):				
00006	CLIN 0006 Additional Scope - Infrastructure and Facility Repairs Line item value is: $1,657,221.00 Incrementally Funded Amount: $1,657,221.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Continued ...				1,657,221.00

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $260,572.00 Change Item 00007 to read as follows(amount shown is the total amount):				
00007	CLIN 0007 Scope: Supports costs associated with 5B Cylinder Refurbishment Line item value is: $4,951,200.00 Incrementally Funded Amount: $4,951,200.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000-0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Continued ...				4,951,200.00

NAME OF OFFEROR OR CONTRACTOR
AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Local Use: 0000000 Funded: $188,712.00				